UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 9, 2006
Date of Report
(Date of earliest event reported)

SCIENTIFIC TECHNOLOGIES INCORPORATED
(Exact name of registrant as specified in its charter)

Oregon	0-12254	77-0170363
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6550 Dumbarton Circle
Fremont, CA    94555
(Address of principal executive offices including zip code)

(510) 608-3400
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On August 9, 2006, Scientific Technologies Inc. issued a press release announcing its financial results for its second fiscal quarter and six months ended June 30, 2006. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be specifically set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release of Scientific Technologies Inc. dated August 9, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2006	Scientific Technologies Inc.
By: /s/ Joseph J. Lazzara Joseph J. Lazzara, Chief Executive Officer

SCIENTIFIC TECHNOLOGIES INC.
FORM 8-K
INDEX TO EXHIBITS
Exhibit	Description
99.1	Press Release of Scientific Technologies Inc. dated August 9, 2006. Also provided in PDF format as a courtesy.